EXHIBIT 10.3

                       MEMORANDUM OF UNDERSTANDING

To:       Richard Rohn - Diversified Data Distributors
From:     Maya Jazrawi - NetVoice Technologies
Date:     11/9/99
RE:       Strategic Partnership

NetVoice Technologies is excited about the opportunity to join with Distributed Data Distributors, Inc. (DDD) as we look for distribution channels into the corporate arena. Our proposal is as follows

Bundled/unbundled Products and Services
---------------------------------------
* NetVoice will provide the following products and services for distribution via DDDs sales force:
     * Internet Protocol (IP) voice product available for distribution today
     * ISP capabilities with private branding opportunities for DDDs customers available January 1, 2000
     *    Unified messaging available January 1, 2000
     * Call center overflow as well as complete outsourcing with "click to talk" capabilities available January 1, 2000
     *    IP fax solution available January 1, 2000
     *    Pre-paid calling with DID or 800 access available today
     * We will endeavor to provide all other products and services suggested to us by DDD as viable selling opportunities into the corporate segment

Pricing
-------
* Pricing for all products on a bundled or unbundled basis will be mutually agreed upon by NetVoice and DDD
* Revenue / profit share for all products will be mutually agreed upon by NetVoice and DDD
* Web accessible pricing "worksheets" will be created by NetVoice to aid the DDD sales force in pricing for the following categories
     *    Small business
     *    Medium business
     *    Large business
Custom pricing will also be available for accounts that are mutually agreed (by NetVoice and DDD) to merit such attention

Support
-------
*    NetVoice will provide sales support whenever applicable
*    NetVoice will manage all billing and DDD compensation
* NetVoice will work in partnership with DDD whenever necessary to further enhance our shared business ad partnership

Relationship
------------
* We expect our relationship will be approached as a partnership rather than client / customer one.
* NetVoice will allow DDD direct sales distribution of our family of products and services into the corporate market. Under this agreement, we view DDD as our own sales force into the corporate arena


/s/ RICHARD ROHN         Richard Rhon - Diversified Data Distributors
-------------------------                              11/9/99 Date
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/s/ JEFF ROTHELL         Jeff Rothell - NetVoice Technologies  11/10/99 Date
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